UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 9, 2007

                            COMTEX NEWS NETWORK, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                            0-10541               13-3055012
-------------------------           ------------------        ----------
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
  of Incorporation)                     No.)                 Identification No.)

625 N. Washington Street, Suite 301, Alexandria, Virginia           22314
----------------------------------------------------------          -----
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (703) 820-2000
                                                     --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers;  Election of
            -----------------------------------------------------------
            Directors; Appointment of Principal Officers
            --------------------------------------------

     Comtex News Network, Inc. appointed Paul J. Sledz as its Treasurer, effective May 9, 2007. Mr. Sledz, age 49, joined Comtex as its Controller in March 2007. Mr. Sledz has held senior financial management, human resource management, administration, and facilities management positions. Most recently, he served as Financial Manager, Advanced Information Systems with General
Dynamics and previously served as the Manager of Corporate Planning and Budgeting with the Airline Tariff Publishing Company. Mr. Sledz will be the Company's Principal Accounting Officer.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired. Not applicable

(b)  Pro Forma Financial Information. Not Applicable

(c)  Shell Company Transactions. None

(d)  Exhibits. None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          COMTEX NEWS NETWORK, INC.



DATE:  May 11, 2007               By:      /s/ Chip Brian
                                          ---------------
                                          Chip Brian
                                          President and Chief Executive Officer